UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 10, 2008

Great Wall Builders Ltd.,

(Exact name of registrant as specified in its charter)

Texas	333-153182	71-1051037
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2620 Fountainview #115B
Houston, Texas 77057
(Address of principal executive offices)

(281)-575-0636
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13-e4(c)

SECTION 1.     REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 4.02   NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Our company discovered that our Independent Registered Public Accountant had not reviewed the Quarterly Report for the period ended on Sept.30th, 2008. The Company intends to file, as promptly as practicable, an amended Quarterly Report on Form 10-Q for the period ended Sept ..30th, 2008 as required by Regulation S-X ( 17 CFR Part 210.8.03).

Section 8 OTHER EVENTS

Item 8.01 Other Events

Our executives were invited to attend the annual International 2008 PIPEs Conference on Nov.13 to Nov.14, 2008 in New York City. The International PIPEs Conference was a global event covering everything about finance and law pertaining to going public, raising capital, and investing in Asia-based. We will be benefited from networking with Private Equity placement agents, broker dealers and potential investors from USA and Asia.

Section 9. Exhibits.

Exhibit 1  Invitation Letter from PIPEs Conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Great Wall Builders Ltd.,
/s/ Tian Jia
Tian Jia
Chief Executive Officer &
Chief Financial Officer
Nov.10, 2008

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